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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          June 14, 1996




                WESTERN OHIO FINANCIAL CORPORATION
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      (Exact name of Registrant as specified in its Charter)




     Delaware                0-24120                   31-1403116
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(State or other         (Commission File           (IRS Employer
 jurisdiction of             Number)               Identification
 incorporation)                                          No.)




28 East Main Street, Springfield, Ohio               45501-0719
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Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:(513) 325-4683
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Item 5.   Other Events
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     On June 14, 1996, Western Ohio Financial Corporation ("Western
Ohio") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Seven Hills Financial Corporation ("Seven Hills") and Seven Hills Savings Association ("Association"), pursuant to which Seven Hills will merge with and into Western Ohio (the "Merger"). Following the Merger, the Association, a subsidiary of Seven Hills, will operate as a subsidiary of Western Ohio. Upon the Merger, each share of common stock of Seven Hills shall be converted into the right to receive an amount in cash equal to $19.65 per share.

     The Merger Agreement and the joint press release of Seven
Hills and Western Ohio are filed as Exhibits to this Report and are incorporated herein by reference.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

     The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WESTERN OHIO FINANCIAL CORPORATION



Date: June 21, 1996           By:/s/ C. WILLIAM CLARK
                                 --------------------------------
                                   C. William Clark
                                   President and Chief Executive
                                   Officer



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                          EXHIBIT INDEX




Exhibit
Number              Description                           Page
- -------             -----------                           ----

  2            Agreement and Plan of Merger and            5
               Reorganization, dated as of
               June 14, 1996, between Seven
               Hills Financial Corporation
               and Western Ohio Financial
               Corporation

 99            Joint press release of Western
               Ohio Financial Corporation and
               Seven Hills Financial Corporation
               dated June 14, 1996